Active Assets Money Trust
LETTER TO THE SHAREHOLDERS - DECEMBER 31, 2002

Dear Shareholder:

As of December 31, 2002, Active Assets Money Trust had net assets of more than $22 billion, and the average maturity of the Fund's portfolio was 52 days. For the six-month period ended December 31, 2002, the Fund provided a total return of 0.68 percent. For the seven-day period ended December 31, 2002, the Fund provided an effective annualized yield of 1.06 percent and a current yield of
1.06 percent, while its 30-day moving average yield for December was 1.12 percent. Past performance is no guarantee of future results.

Market Overview

The Federal Open Market Committee, having lowered its target rate for federal funds to 1.75 percent on December 11, 2001, maintained that level for almost eleven months until November 6, 2002 when it reduced its target to 1.25 percent, a 41-year low. The Federal Reserve has taken this accommodative posture as it tries to moderate the slow pace of economic activity until greater confidence is achieved. Against this backdrop, money market fund yield levels have fallen to record lows.

Portfolio Composition and Structure

On December 31, 2002, approximately 62 percent of the Fund's portfolio was invested in federal agency and U.S. Treasury obligations, 33 percent in high-quality commercial paper and the remaining 5 percent in short-term certificates of deposit issued by financially strong commercial banks. At the end of the fiscal period, approximately 97 percent of the portfolio's holdings were due to mature in less than four months. Consequently, we believe the portfolio is well positioned for stability of value with a very high degree of liquidity.

As always, we try to operate the Fund in a conservative manner without the use of derivatives or structured notes that might fluctuate excessively with changing interest rates. We believe that the Fund continues to serve as a useful investment for liquidity, preservation of capital and a yield that reflects prevailing money-market conditions.

Looking Ahead

We expect the pace of economic activity during 2003 to begin to reflect some improvement as the economy responds to stimulative monetary and fiscal conditions. Barring the outbreak of war or further significant terrorist activity in the world, we believe that consumer and business confidence should continue to improve, producing meaningful economic expansion. Such an

Active Assets Money Trust
LETTER TO THE SHAREHOLDERS - DECEMBER 31, 2002 continued

economic environment normally leads to moderately higher levels of short-term interest rates, which could become more evident during the second half of 2003.

We appreciate your ongoing support of Active Assets Money Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                /s/ MITCHELL M. MERIN
Charles A. Fiumefreddo                    Mitchell M. Merin
Chairman of the Board                     President and CEO

Active Assets Money Trust

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2002 (UNAUDITED)

                                                                           ANNUALIZED
PRINCIPAL                            DESCRIPTION                              YIELD
AMOUNT IN                                AND                               ON DATE OF
THOUSANDS                           MATURITY DATES                          PURCHASE          VALUE
--------------------------------------------------------------------------------------------------------
             U.S. Government & Agency Obligations (62.1%)
$   35,000   Federal Farm Credit Banks 05/01/03..........................        1.66%   $    34,808,667
 2,410,500   Federal Home Loan Banks 01/08/03 - 04/25/03.................  1.25 - 1.76     2,407,244,001
 5,094,200   Federal Home Loan Mortgage Corp. 01/07/03 - 06/27/03........  1.24 - 1.80     5,083,769,853
 5,373,000   Federal National Mortgage Assoc. 01/08/03 - 05/19/03........  1.23 - 1.82     5,357,942,420
 1,335,800   U.S. Treasury Bills 02/13/03 - 05/22/03.....................  1.23 - 1.59     1,330,612,739
                                                                                         ---------------
             Total U.S. Government & Agency Obligations (Cost $14,214,377,680)........    14,214,377,680
                                                                                         ---------------
             Commercial Paper (33.2%)
             Banking (5.0%)
 1,102,400   Citicorp
               01/02/03 - 02/11/03.......................................  1.30 - 1.36     1,101,377,834
    50,000   Wells Fargo & Co.
               01/16/03..................................................        1.32         49,972,500
                                                                                         ---------------
                                                                                           1,151,350,334
                                                                                         ---------------
             Finance - Automotive (0.2%)
    36,050   American Honda Finance Corp.
               02/11/03..................................................        1.31         35,996,215
                                                                                         ---------------
             Finance - Consumer (4.1%)
   305,000   FCAR Owner Trust
               01/03/03 - 01/17/03.......................................  1.35 - 1.36       304,878,660
   620,000   New Center Asset Trust
               01/06/03 - 02/20/03.......................................  1.32 - 1.61       619,551,133
                                                                                         ---------------
                                                                                             924,429,793
                                                                                         ---------------
             Finance - Corporate (0.3%)
    75,000   CIESCO, L.P.
               01/13/03 - 02/11/03.......................................  1.30 - 1.33        74,940,632
                                                                                         ---------------
             Financial Conglomerates (6.6%)
 1,125,570   General Electric Capital Corp.
               01/03/03 - 03/12/03.......................................  1.28 - 1.81     1,123,578,363
   380,000   Mortgage Interest Networking Trust
               01/23/03 - 02/26/03.......................................  1.35 - 1.37       379,445,560
                                                                                         ---------------
                                                                                           1,503,023,923
                                                                                         ---------------

                       See Notes to Financial Statements

Active Assets Money Trust

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2002 (UNAUDITED) continued

                                                                           ANNUALIZED
PRINCIPAL                            DESCRIPTION                              YIELD
AMOUNT IN                                AND                               ON DATE OF
THOUSANDS                           MATURITY DATES                          PURCHASE          VALUE
--------------------------------------------------------------------------------------------------------
             International Banks (16.8%)
$  667,850   Barclays U.S. Funding Corp.
               01/29/03 - 03/24/03.......................................  1.33 - 1.73%  $   666,609,287
   150,000   CBA (Delaware) Finance Inc.
               01/02/03 - 01/24/03.......................................        1.34        149,912,528
   874,950   Dexia (Delaware) LLC
               02/06/03 - 02/26/03.......................................  1.32 - 1.34       873,507,805
    75,500   ING (US) Funding LLC
               02/25/03..................................................        1.32         75,347,742
    38,200   National Australia Funding (DE) Inc.
               01/06/03..................................................        1.34         38,192,891
   270,000   Royal Bank of Scotland PLC
               01/06/03 - 01/09/03.......................................  1.34 - 1.36       269,935,933
 1,150,000   Societe Generale N.A. Inc.
               02/06/03 - 03/07/03.......................................  1.32 - 1.34     1,148,049,486
   630,900   UBS Finance (Delaware) LLC
               01/21/03 - 01/28/03.......................................  1.32 - 1.33       630,321,909
                                                                                         ---------------
                                                                                           3,851,877,581
                                                                                         ---------------
             Investment Banks/Brokers (0.2%)
    50,000   Goldman Sachs Group, Inc. (The)
               01/09/03..................................................        1.38         49,984,667
                                                                                         ---------------
             Total Commercial Paper (Cost $7,591 603,145).............................     7,591,603,145
                                                                                         ---------------
             Certificates of Deposit (4.7%)
 1,085,000   State Street Bank & Trust Co.
               01/30/03 - 03/10/03 (Cost $1,085,000,000).................  1.31 - 1.75     1,085,000,000
                                                                                         ---------------

             Total Investments (Cost $22,890 980,825) (a)................       100.0%    22,890,980,825
             Liabilities in Excess of Other Assets.......................        (0.0)        (5,729,952)
                                                                                ------   ---------------
             Net Assets..................................................       100.0%   $22,885,250,873
                                                                                ======   ===============

---------------------

    (a)  Cost is the same for federal income tax purposes.

                       See Notes to Financial Statements

Active Assets Money Trust

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
December 31, 2002 (unaudited)

Assets:
Investments in securities, at value
  (cost $22,890,980,825)....................................  $22,890,980,825
Cash........................................................           61,041
Receivable for:
    Interest................................................        2,347,211
    Shares of beneficial interest sold......................           53,131
Prepaid expenses and other assets...........................          320,555
                                                              ---------------
    Total Assets............................................   22,893,762,763
                                                              ---------------
Liabilities:
Payable for:
    Investment management fee...............................        5,560,416
    Distribution fee........................................        2,115,722
Accrued expenses and other payables.........................          835,752
                                                              ---------------
    Total Liabilities.......................................        8,511,890
                                                              ---------------
    Net Assets..............................................  $22,885,250,873
                                                              ===============
Composition of Net Assets:
Paid-in-capital.............................................  $22,885,240,446
Accumulated undistributed net investment income.............           10,427
                                                              ---------------
    Net Assets..............................................  $22,885,250,873
                                                              ===============
Net Asset Value Per Share,
  22,885,240,446 shares outstanding (unlimited authorized
  shares of $.01 par value).................................            $1.00
                                                              ===============

                       See Notes to Financial Statements

Active Assets Money Trust

FINANCIAL STATEMENTS continued

Statement of Operations
For the six months ended December 31, 2002 (unaudited)

Net Investment Income:

Interest Income.............................................  $221,135,560
                                                              ------------
Expenses
Investment management fee...................................    33,351,982
Distribution fee............................................    12,714,194
Transfer agent fees and expenses............................     4,870,172
Custodian fees..............................................       551,068
Shareholder reports and notices.............................       350,340
Registration fees...........................................        71,979
Professional fees...........................................        24,144
Trustees' fees and expenses.................................         9,782
Other.......................................................       172,604
                                                              ------------
    Total Expenses..........................................    52,116,265
                                                              ------------
    Net Investment Income...................................   169,019,295
    Net Realized Gain.......................................         1,670
                                                              ------------
Net Increase................................................  $169,020,965
                                                              ============

                       See Notes to Financial Statements

Active Assets Money Trust

FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets
                                                                FOR THE SIX        FOR THE YEAR
                                                                MONTHS ENDED           ENDED
                                                              DECEMBER 31, 2002    JUNE 30, 2002
                                                               ---------------    ---------------
                                                                 (unaudited)

Increase (Decrease) in Net Assets:

Operations:
Net investment income.......................................   $   169,019,295    $   621,446,735
Net realized gain...........................................             1,670             84,074
                                                               ---------------    ---------------

    Net Increase............................................       169,020,965        621,530,809
                                                               ---------------    ---------------
Dividends and Distributions to Shareholders from:
Net investment income.......................................      (169,024,184)      (621,446,027)
Net realized gain*..........................................            (1,670)           (84,074)
                                                               ---------------    ---------------
    Total Dividends and Distributions.......................      (169,025,854)      (621,530,101)
                                                               ---------------    ---------------
Net decrease from transactions in shares of beneficial
  interest..................................................    (2,152,421,613)    (1,174,174,409)
                                                               ---------------    ---------------
    Net Decrease............................................    (2,152,426,502)    (1,174,173,701)
Net Assets:
Beginning of period.........................................    25,037,677,375     26,211,851,076
                                                               ---------------    ---------------
End of Period
(Including accumulated undistributed net investment income
of $10,427 and $15,316, respectively).......................   $22,885,250,873    $25,037,677,375
                                                               ===============    ===============

---------------------
   * Short-term gains only.

                       See Notes to Financial Statements

Active Assets Money Trust
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2002 (UNAUDITED)

1. Organization and Accounting Policies

Active Assets Money Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is high current income, preservation of capital and liquidity. The Fund was organized as a Massachusetts business trust on March 30, 1981 and commenced operations on July 7, 1981.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- Portfolio securities are valued at amortized cost, which approximates market value.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Federal Income Tax Policy -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. Dividends and Distributions to Shareholders -- The Fund records dividends and distributions to shareholders as of the close of each business day.

E. Use of Estimates -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. Investment Management Agreement

Pursuant to an Investment Management Agreement with Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.50% to the portion of the daily net assets not exceeding $500 million; 0.425% to the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.375% to the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.35% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.325% to the portion of the daily net assets exceeding

Active Assets Money Trust
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2002 (UNAUDITED) continued

$1.5 billion but not exceeding $2 billion; 0.30% to the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.275% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3 billion; 0.25% to the portion of the daily net assets exceeding $3 billion but not exceeding $15 billion; 0.249% to the portion of the daily net assets exceeding $15 billion but not exceeding $17.5 billion; 0.248% to the portion of the daily net assets exceeding $17.5 billion but not exceeding $25 billion; 0.247% to the portion of daily net assets exceeding $25 billion but not exceeding $30 billion; and 0.246% to the portion of the daily net assets exceeding $30 billion.

3. Plan of Distribution

Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, is the distributor of the Fund's shares and in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act, finances certain expenses in connection with the promotion of sales of Fund shares.

Reimbursements for these expenses are made in monthly payments by the Fund to the Distributor, which will in no event exceed an amount equal to a payment at the annual rate of 0.15% of the Fund's average daily net assets during the month. Expenses incurred by the Distributor pursuant to the Plan in any fiscal year will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the six months ended December 31, 2002, the distribution fee was accrued at the annual rate of 0.10%.

4. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales/maturities of portfolio securities for the six months ended December 31, 2002 aggregated $55,205,223,281 and $57,556,099,193, respectively.

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At December 31, 2002, the Fund had transfer agent fees and expenses payable of approximately $173,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended December 31, 2002 included in Trustees' fees and expenses in the Statement of Operations

Active Assets Money Trust
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2002 (UNAUDITED) continued

amounted to $3,675. At December 31, 2002, the Fund had an accrued pension liability of $58,903 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. Shares of Beneficial Interest

Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

                                                                 FOR THE SIX       FOR THE YEAR
                                                                MONTHS ENDED           ENDED
                                                              DECEMBER 31, 2002    JUNE 30, 2002
                                                              -----------------   ---------------
                                                                 (unaudited)

Shares sold.................................................    34,677,254,817     77,921,269,151
Shares issued in reinvestment of dividends and
  distributions.............................................       168,536,468        620,058,475
                                                               ---------------    ---------------
                                                                34,845,791,285     78,541,327,626
Shares redeemed.............................................   (36,998,212,898)   (79,715,502,035)
                                                               ---------------    ---------------
Net decrease in shares outstanding..........................    (2,152,421,613)    (1,174,174,409)
                                                               ===============    ===============

Active Assets Money Trust

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                FOR THE SIX                FOR THE YEAR ENDED JUNE 30,
                                               MONTHS ENDED      -----------------------------------------------
                                             DECEMBER 31, 2002    2002      2001      2000      1999      1998
                                             -----------------   -------   -------   -------   -------   -------
                                                (unaudited)
Selected Per Share Data:
Net asset value, beginning of period.......       $  1.00         $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
                                                  -------         ------    ------    ------    ------    ------
Net income from investment operations......         0.007          0.023     0.056     0.054     0.048     0.052
Less dividends from net investment
  income...................................        (0.007)+       (0.023)+  (0.056)+  (0.054)   (0.048)   (0.052)
                                                  -------         ------    ------    ------    ------    ------
Net asset value, end of period.............       $  1.00         $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
                                                  =======         ======    ======    ======    ======    ======
Total Return...............................          0.68%(1)       2.33%     5.76%     5.50%     4.92%     5.38%
Ratios to Average Net Assets:
Expenses...................................          0.41%(2)       0.40%     0.41%     0.42%     0.43%     0.44%
Net investment income......................          1.33%(2)       2.32%     5.58%     5.38%     4.78%     5.24%
Supplemental Data:
Net assets, end of period, in millions.....       $22,885        $25,038   $26,212   $20,972   $15,989   $11,922

---------------------

    (1)  Not annualized.
    (2)  Annualized.
     +   Includes capital gain distribution of less than $0.001.

                       See Notes to Financial Statements

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell

OFFICERS

Charles A. Fiumefreddo Chairman of the Board

Mitchell M. Merin President and Chief Executive Officer

Barry Fink Vice President, Secretary and General Counsel

Joseph J. McAlinden Vice President

Ronald E. Robinson Vice President

Thomas F. Caloia Treasurer

Francis Smith Vice President and Chief Financial Officer

TRANSFER AGENT

Morgan Stanley Trust
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Funds are distributed by Morgan Stanley Distributors Inc.

Morgan Stanley Distributors Inc., member NASD.

MORGAN STANLEY
ACTIVE ASSETS(R) ACCOUNT

ACTIVE ASSETS
MONEY TRUST

Semiannual Report
December 31, 2002

9820A03-AP-1/03